Exhibit 21

Windstream Holdings, Inc.
List of Subsidiaries

Name of Subsidiary	State of Organization
Allworx Corp.	DE
Birmingham Data Link, LLC	AL
BOB, LLC	IL
Buffalo Valley Management Services, Inc.*	DE
Cavalier IP TV, LLC	DE
Cavalier Services, LLC	DE
Cavalier Telephone Corporation	DE
Cavalier Telephone Mid-Atlantic, L.L.C.	DE
Cavalier Telephone, L.L.C.	VA
Cinergy Communications Company of Virginia*	VA
Communications Sales & Leasing, Inc.	MD
Conestoga Enterprises, Inc.*	PA
Conestoga Management Services, Inc.*	DE
Conestoga Wireless Company	PA
CSL Alabama System, LLC	DE
CSL Arkansas System, LLC	DE
CSL Capital, LLC	DE
CSL Florida System, LLC	DE
CSL Georgia Realty, LLC	DE
CSL Georgia, System, LLC	DE
CSL Iowa System, LLC	DE
CSL Kentucky System, LLC	DE
CSL Mississippi System, LLC	DE
CSL Missouri System, LLC	DE
CSL National GP, LLC	DE
CSL National, LP	DE
CSL New Mexico System, LLC	DE
CSL North Carolina System, LLC	DE
CSL Ohio System, LLC	DE
CSL Oklahoma System, LLC	DE
CSL Realty, LLC	DE
CSL Texas System, LLC	DE
D&E Communications, Inc.*	DE
D&E Management Services, Inc.*	NV
D&E Networks, Inc.*	PA
D&E Wireless, Inc.	PA
Equity Leasing, Inc.*	NV
Georgia Windstream, LLC	DE
Heart of the Lakes Cable Systems, Inc.*	MN
Hosted Solutions Charlotte, LLC*	DE
Hosted Solutions Raleigh, LLC*	DE
Infocore, Inc.	PA
Intellifiber Networks, Inc.	VA

*Guarantor to Windstream Corporation senior secured credit facility.

Iowa Telecom Data Services, L.C.*	IA
Iowa Telecom Technologies, LLC*	IA
IWA Services, LLC*	IA
KDL Holdings, LLC*	DE
LDMI Telecommunications, Inc.	MI
McLeodUSA Information Services LLC	DE
McLeodUSA Purchasing, LLC	IA
McLeodUSA Telecommunications Services, L.L.C.	IA
MPX, Inc.	DE
Nashville Data Link, Inc.	TN
Network Telephone Corporation	FL
Norlight Telecommunications of Virginia, Inc. *	VA
NT Corporation	DE
Oklahoma Windstream, LLC*	OK
PaeTec Communications of Virginia, Inc.	VA
PaeTec Communications, Inc.	DE
PAETEC Corp.	DE
PAETEC Holding Corp.	DE
PAETEC iTEL, L.L.C.	NC
PAETEC Realty LLC	NY
PCS Licenses, Inc.*	NV
Progress Place Realty Holding Company, LLC*	NC
RevChain Solutions, LLC	DE
SM Holdings, LLC	DE
Southwest Enhanced Network Services, LLC*	DE
Talk America of Virginia, Inc.	VA
Talk America Services, LLC	DE
Talk America, Inc.	PA
TC Services Holding Co., Inc.	PA
Teleview, LLC*	GA
Texas Windstream, Inc.*	TX
The Other Phone Company, Inc.	FL
TriNet, LLC	GA
US LEC Communications LLC	NC
US LEC of Alabama LLC	NC
US LEC of Florida LLC	NC
US LEC of Georgia LLC	DE
US LEC of Maryland LLC	NC
US LEC of North Carolina LLC	NC
US LEC of Pennsylvania LLC	NC
US LEC of South Carolina LLC	DE
US LEC of Tennessee LLC	DE
US LEC of Virginia LLC	DE
Valor Telecommunications of Texas, LLC*	DE
WaveTel NC License Corporation	DE
WIN Sales & Leasing, Inc.*	MN
Windstream Accucomm Networks, LLC	GA
Windstream Accucomm Telecommunications, LLC	GA
Windstream Alabama, LLC*	AL
Windstream Arkansas, LLC*	DE

*Guarantor to Windstream Corporation senior secured credit facility.

Windstream Baker Solutions, Inc.*	IA
Windstream Buffalo Valley, Inc.	PA
Windstream Communications Kerrville, LLC*	TX
Windstream Communications Telecom, LLC*	TX
Windstream Communications, Inc.	DE
Windstream Concord Telephone, Inc.	NC
Windstream Conestoga, Inc.	PA
Windstream Corporation	DE
Windstream CTC Internet Services, Inc.*	NC
Windstream D&E Systems, Inc.	DE
Windstream D&E, Inc.	PA
Windstream Direct, LLC*	MN
Windstream EN-TEL, LLC*	MN
Windstream Escrow, LLC	DE
Windstream Florida, Inc.	FL
Windstream Georgia Communications, LLC	GA
Windstream Georgia Telephone, LLC	GA
Windstream Georgia, LLC	GA
Windstream Holding of the Midwest, Inc.*	NE
Windstream Hosted Solutions, LLC*	DE
Windstream Intellectual Property Services, Inc.*	DE
Windstream Iowa Communications, Inc.*	DE
Windstream Iowa-Comm, Inc.*	IA
Windstream IT-Comm, LLC	IA
Windstream KDL, Inc.	KY
Windstream KDL-VA, Inc.*	VA
Windstream Kentucky East, LLC	DE
Windstream Kentucky West, LLC	KY
Windstream Kerrville Long Distance, LLC *	TX
Windstream Lakedale Link, Inc.*	MN
Windstream Lakedale, Inc.*	MN
Windstream Leasing, LLC*	DE
Windstream Lexcom Communications, Inc.	NC
Windstream Lexcom Entertainment, LLC*	NC
Windstream Lexcom Long Distance, LLC*	NC
Windstream Lexcom Wireless, LLC*	NC
Windstream Mississippi, LLC	DE
Windstream Missouri, Inc.	MO
Windstream Montezuma, Inc.*	IA
Windstream Nebraska, Inc.	DE
Windstream Network Services of the Midwest, Inc.*	NE
Windstream New York, Inc.	NY
Windstream Norlight, Inc.	KY
Windstream North Carolina, LLC	NC
Windstream NorthStar, LLC*	MN
Windstream NTI, Inc.	WI
Windstream NuVox Arkansas, Inc.*	DE
Windstream NuVox Illinois, Inc.*	DE
Windstream NuVox Indiana, Inc.*	DE
Windstream NuVox Kansas, Inc.*	DE

*Guarantor to Windstream Corporation senior secured credit facility.

Windstream NuVox Missouri, Inc.	DE
Windstream NuVox Ohio, Inc.	DE
Windstream NuVox Oklahoma, Inc.*	DE
Windstream NuVox, Inc.	DE
Windstream of the Midwest, Inc.	NE
Windstream Ohio, Inc.	OH
Windstream Oklahoma, LLC*	DE
Windstream Pennsylvania, LLC	DE
Windstream SHAL Networks, Inc.*	MN
Windstream SHAL, LLC*	MN
Windstream South Carolina, LLC*	SC
Windstream Southwest Long Distance, LLC*	DE
Windstream Standard, LLC	GA
Windstream Sugar Land, Inc.*	TX
Windstream Supply, LLC*	OH
Windstream Systems of the Midwest, Inc.	NE
Windstream Western Reserve, Inc.	OH
Xeta Technologies, Inc.	OK

*Guarantor to Windstream Corporation senior secured credit facility.
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